SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): April 6, 2001


                                OMNI DOORS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

           333-39629                                      59-2549529
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    (Commission File Number)                 (IRS Employer Identification No.)


                2591 Dallas Parkway, Suite 102, Frisco, TX 75034
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               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (469) 633-0100


           100 South Ellsworth Ave. - Suite 900, San Mateo, CA 94402
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              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT


On April 6, 2001 pursuant to a stock purchase agreement dated April 2, 2001, Halter Capital Corporation purchased 6,822,900 shares of the Company's common stock from Zheng Yao, representing approximately 60% of the Company's issued and outstanding shares of common stock. Simultaneously with the purchase, the current officers and directors of the Registrant resigned and the following two persons were elected to replace them: Kevin B. Halter, President and Director, Kevin Halter Jr., Secretary-Treasurer and director.

ITEM 6. RESIGNATION OF DIRECTORS

Sophia Yao, the sole officer and director of the Company resigned and the following two persons were elected to replace her: Kevin B. Halter, President and Director, Kevin Halter, Secretary-Treasurer and Director.


EXHIBITS

Exhibit No. 10.1   Stock Purchase Agreement dated April 2, 2001.



SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


OMNI DOORS, INC.

By: /s/ Kevin B. Halter
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President (Chief Executive Officer), Director


By: /s/ Kevin Halter, Jr.
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Principal Financial Officer, Director




Dated: April 10, 2001





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